                                                                 Exhibit 99.1                                                       News Release
COMMUNITY BANK SYSTEM, INC.
5790 Widewaters Parkway, DeWitt, N.Y. 13214	For further information, please contact:
Scott A. Kingsley,
EVP & Chief Financial Officer
Office: (315) 445-3121

Community Bank System Announces
Pricing of $50 Million Common Stock Offering

SYRACUSE, N.Y. — January 23, 2012 — Community Bank System, Inc. (NYSE: CBU) (the “Company”) today announced that it has priced an underwritten public offering of 1,852,000 shares of its common stock at a price of $27.00 per share for gross proceeds of approximately $50.0 million.  In addition, the Company has granted the underwriters a 30-day option to purchase up to an additional 277,800 shares sold in the offering to cover over-allotments, if any.  RBC Capital Markets, LLC served as the sole book-running manager for the offering, and Raymond James & Associates, Inc. and Sandler O'Neill + Partners, L.P. acted as co-managers for the offering.  The offering is expected to close on January 27, 2012, subject to customary conditions.

The net proceeds from this offering, after deducting underwriting discounts and commissions and estimated offering expenses, will be approximately $47.4 million (or $54.6 million if the underwriters exercise their option to purchase additional shares in full).  The Company intends to use part of the net proceeds from this offering to consummate its previously announced acquisition of branches of HSBC Bank USA, National Association and First Niagara Bank, National Association announced on January 20, 2012 and for general corporate purposes.

This news release shall not constitute an offer to sell or the solicitation of an offer to buy the common stock, nor shall there be any offer or sale of the common stock in any state or jurisdiction in which such offer, solicitation or sale would be unlawful.  The Company has filed a shelf registration statement (File No. 333-179119) and a preliminary prospectus supplement with the Securities and Exchange Commission (SEC) for the offering to which this communication relates.  Prospective investors should read the prospectus and the related preliminary prospectus supplement, any related free writing prospectus, the registration statement and the other documents the Company has filed with the SEC for more complete information about the Company and the offering.  Investors may obtain these documents free of charge by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, copies of the preliminary prospectus supplement and the prospectus relating to the offering may be obtained from RBC Capital Markets, LLC, Attention: Equity Syndicate, 3 World Financial Center, 200 Vesey Street, 8th Floor, New York, NY 10281-8098, telephone 877-822-4089.

Headquartered in DeWitt, N.Y., Community Bank System, Inc. has $6.5 billion in assets and over 170 customer facilities.  The Company’s banking subsidiary, Community Bank, N.A. operates across Upstate New York and Northeastern Pennsylvania, where it conducts business as First Liberty Bank & Trust.  Its other subsidiaries include: Benefit Plans Administrative Services, Inc., a national employee benefits consulting and trust administration firm with offices in New York, Pennsylvania and Texas; the CBNA Insurance Agency, with offices in five northern New York communities; Community Investment Services, Inc., a wealth management firm delivering a wide range of financial products throughout the Company's branch network; and Nottingham Advisors, an investment management and advisory firm with offices in Buffalo, N.Y. and North Palm Beach, Florida.  For more information, visit: www.communitybankna.com or www.firstlibertybank.com.

             COMMUNITY BANK SYSTEM, INC.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the Company’s financial condition, liquidity, results of operations, future performance and business.  These forward-looking statements are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are those that are not historical facts.  You can identify these forward-looking statements by our use of such words as ‘‘estimate,’’ ‘‘project,’’ ‘‘believe,’’ ‘‘intend,’’ ‘‘anticipate,’’ ‘‘plan,’’ ‘‘seek,’’ ‘‘expect,’’ and other similar expressions. These forward-looking statements include: statements of our goals, intentions and expectations; statements regarding our business plans, prospects, growth and operating strategies; statements regarding the asset quality of our loan and investment portfolios; and estimates of our risks and future costs and benefits.  Forward-looking statements are subject to significant risks, assumptions and uncertainties, including, among other things, the following important factors that could affect the actual outcome of future events: risks related to credit quality, interest rate sensitivity and liquidity; the strength of the U.S. economy in general and the strength of the local economies where we conduct our business; the effect of, and changes in, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations; the timely development of new products and services and customer perception of the overall value thereof (including, but not limited to, features, pricing and quality) compared to competing products and services; the success of our marketing efforts in attracting or retaining customers; competition from providers of products and services that compete with our businesses; changes in consumer spending, borrowing and savings habits; technological changes and implementation and cost/financial risks with respect to transitioning to new computer and technology based systems involving large multi-year contracts; any acquisitions or mergers that might be considered or consummated by us and the costs and factors associated therewith, including our ability to successfully complete and thereafter integrate the branch acquisitions from First Niagara Bank, N.A. and HSBC Bank USA, National Association, including the risk that we may experience differences in the actual financial results of any such acquisitions or mergers compared to expectations and the realization of anticipated cost savings and revenue enhancements; our ability to maintain and increase market share and control expenses; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting our respective businesses, including changes in laws and regulations concerning taxes, accounting, banking, securities and other aspects of the financial services industry, specifically the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; and changes in our organization, compensation and benefit plans and in the availability of, and compensation levels for, employees in our geographic markets.  Some of these and other factors are discussed in the Company’s annual and quarterly reports previously filed with the SEC.  Such developments could have an adverse impact on the Company’s financial position and the Company’s results of operations.

The forward-looking statements are based upon management’s beliefs and assumptions and are made as of the date of this press release.  The Company undertakes no obligation to publicly update or revise any forward-looking statements included in this press release or to update the reasons why actual results could differ from those contained in such statements, whether as a result of new information, future events or otherwise, except to the extent required by federal securities laws.  In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this press release might not occur and you should not put undue reliance on any forward-looking statements.